RSA Security Investor Summary April/May 2005 ? 2005 RSA Security Inc. All rights reserved (NASDAQ: RSAS)

Business Summary Strategy & Market Opportunity Sales, Distribution & Growth Financial Summary

Risk Statements This presentation may contain forward-looking information regarding future events, plans and prospects for the Company. These statements are based on current expectations and are subject to a number of risks and uncertainties. Actual results may differ materially based in part on various important factors, including those found in the management discussion and analysis section of the Company's Form 10-K and our most recent 10-Q as filed with the Securities and Exchange Commission. We do not undertake any duty to update any forward-looking information.

RSA Security's Value RSA Security's value is its ability to help organizations protect and manage identities and information access

Authentication: The Next Generation Strong authentication is a cornerstone of identity and access management Authentication is rapidly moving from point deployment to an enterprise-wide solution; authentication is also expanding into the SMB and consumer markets Many areas of technology development will have a significant impact on user authentication over the next decade

Solving Key Enterprise-wide Problems Who are you? Customer What can you do? Hacker Partner Employee Enter Order View Documents Transfer Funds Check Status

Value-added Solution Ease of use Easy administration

RSA Security's Market Solutions Secure Mobile & Remote Access Secure Enterprise Access Secure Transactions Identity & Access Management Consumer Identity Protection

15M users of RSA strong authentication The Market Opportunity Source: RSA Security estimates as of year-end 2004 85M remote access users +330M online business users +750M online consumers

Worldwide Sales & Distribution Sales & Professional Services Customer Support 19 Sales operations and affiliates in 45 countries - Distribution with 2,000 Channel Partners - WW RSA Sales & Marketing Team of 440 Technical & Professional Services - 24/7 "Follow the Sun" Support - WW RSA Services Team of 140 Q1 FY 2005 Revenue - 54% Domestic & 46% International - 33% Direct & 67% Indirect Channels

Broad Customer Base and Solutions Multi-Channel Strategy 3000+ new customers per year Distribution in 45 countries 17,500 existing customers End user and OEM sales Multiple product and service solutions Installations ranging from 10 to 1,000,000+ users Organization sizes from 10 to 25,000+ employees Small and Medium Business Large Enterprise Mid-Market

Early Market Chasm Mainstream Market Broad Reseller Spectrum for SMRA Both Value and Volume Resellers are Strategic Chasm Chasm Chasm Chasm Chasm Comprehensive Value-add Convenience Value Resellers Volume Resellers

RSA SecurWorld(tm) Partner Program RSA SecurWorld Solutions Partners ("Value") High degree of commitment to RSA Security solutions Invest to sell to new customers Invest to sell new products Higher qualifications, earn greater benefits RSA SecurWorld Access Partners ("Volume") Sales to their installed base of customers Lower overall investment in RSA Security brand Lower overall cost of sales Opportunities for increased benefits

New Partner Program Objectives Accelerate new customer acquisition (Value & Volume Partners) Drive revenue from new products into the solutions ("Value Added") channel Build stronger relationship between RSA Security & Partners Increase competitive barriers to entry Provide high ROI & Growth for RSA Partners Accelerate RSA Security growth & profit expansion

New Products - Drivers for Future Growth New RSA SecurID(r) Authenticators RSA SecurID for Microsoft(r) Windows(r) solution RSA(r) Sign-On Manager NEXUS strategy - fully integrated platform and solutions RSA SecurID Appliance RSA(r) Authentication Service for Consumer-facing Businesses Open specifications for one- time password (OTP) integration

Consumer Authentication

Q1 2005 Financial Results Revenues increased to $75.6M Maint. & Services increased 25% to $21M Product & Service Backlog @ $10.4M Def. Rev Increased $10.3M (Y/Y) to $48.8M GAAP Earnings per share $.10 Net Income increased 12% (Y/Y) Cash & Marketable Securities @ $282M DSO @ 55 days Repurchased 750,000 RSAS shares for $12.4M Q1 2004 Revenue Q1 2005 Revenue Enterprise 66.6 70.2 OEM/Dev 5.4 5.4 $ in Millions $72.0 $75.6

Customers & Vertical Markets Q1 2005 Revenue* *Based on company estimates Added 622 New Customers in Q1 2005 17,500 Customers Worldwide

Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Credentials 603 654 671 639 717 762 776 876 927 905 1033 1023 1039 Q1 '05 Credentials increased 12% to 1M licenses Includes RSA SecurID tokens (both h/w & s/w), Smart cards & USB RSA Authentication Credentials - User Licenses Licenses '000s

Average Credential 61 Total Cost of Ownership (TCO) Authentication Solutions Credentials (per user license) Hardware Tokens Software Tokens (Seed & Algorithm) Smart Cards USB Tokens Authentication Manager (Server S/W) Create, Manage & Store Identities Prove Identities Leverage - Application Integration Auditing, Reporting & Compliance Software Maintenance Software Upgrades Technical Support Premium Support (7x24 WW) Professional Services Training Integration Deployment $15 / user per year* * Assumes 4 year term license Revenue per User

Financial Results - Balance Sheet

Business Model -P&L % of Revenue 2003-2005

RSA Security Strategies for Growth $230M Customer Base 10,600 Domestic 60% Products Markets International 44% Domestic 56% Markets Product Expansion Customer Base 16,900 Product & Solutions... Markets... Domestic 50% Expanding Customer Base... International 40% International 50% 2002 2004 Future Plans $307M

Investment Summary Market Leader with Proven Products & Technology Large & Growing Market Opportunity Expanding Customer Base Sales, Marketing & Distribution Partners Economic Leverage - Cash Flow Leadership Team & Results Building Shareholder Value & Confidence